CALVERT ABSOLUTE RETURN BOND FUND
Supplement to Summary Prospectus, Prospectus and Statement of Additional Information, each dated May 1, 2019

The following change is effective January 3, 2020:

1.	Calvert Absolute Return Bond Fund will change its name to Calvert Flexible Bond Fund.

The following change is effective immediately:

2.	The following replaces “Fees and Expenses of the Fund” in the Summary Prospectus and Prospectus:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B - Financial Intermediary Sales Charge Variations in the Fund's Prospectus. More information about these and other discounts is available from your financial intermediary and under “Sales Charges” on page 27 of the Fund's Prospectus and page 19 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class C	Class I	Class R6
Management Fees	0.47%	0.47%	0.47%	0.47%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses(2)	0.21%	0.21%	0.21%	0.18%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	0.96%	1.71%	0.71%	0.68%
Less Fee Waiver and/or Expense Reimbursement(3)	(0.02)%	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.94%	1.69%	0.69%	0.66%
(1)	Expense information has been restated to reflect current fees.
(2)	Estimated for Class R6.
(3)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.93% for Class A shares, 1.68% for Class C shares, 0.68% for Class I shares and 0.65% for Class R6 shares. This expense reimbursement will continue through April 30, 2020. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. CRM has also agreed to waive its investment advisory fee on the portion of Fund assets allocated to an affiliated acquired fund. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$467	$667	$884	$1,507	$467	$667	$884	$1,507
Class C shares	$272	$537	$926	$2,018	$172	$537	$926	$2,018
Class I shares	$70	$225	$393	$881	$70	$225	$393	$881
Class R6 shares	$67	$216	$377	$845	$67	$216	$377	$845

December 4, 2019	33988 12.4.19